                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED MAY 1, 2010
                                      TO
              PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

This supplement revises information in the prospectuses dated April 30, 2007 (as supplemented) for the Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

1. THE ANNUITY CONTRACT AND DEATH BENEFIT

In "THE ANNUITY CONTRACT" section of the prospectus, add the following paragraph immediately above the "Market Timing" heading:

    Under the Internal Revenue Code (the "Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

In the "DEATH BENEFIT" section, add the paragraph above as the last paragraph of the "Spousal Continuation" section.

2. FEDERAL INCOME TAX STATUS

In the "FEDERAL INCOME TAX STATUS" section, add the following after the third paragraph under the "Other Tax Issues" heading:

    You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution (RMD) for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD waiver does not apply if you are receiving annuitized payments under your contract. The RMD rules are

                                                                   SUPP-PEP0510
    complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

3. OTHER INFORMATION

In the "OTHER INFORMATION" section, add the following after the first paragraph under the "Distributor" heading:

    Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900     Telephone: 888-556-5412
             Irvine, CA 92614

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